                                                                 EXHIBIT 10.83

*Certain confidential information contained in this document, marked by brackets, has been omitted and filed with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

                                  ------------

                               CORIXA CORPORATION

                                       AND

                               JAPAN TOBACCO INC.

                                  ------------

                              AMENDED AND RESTATED

                                     LICENSE

                                       AND

                             COLLABORATIVE RESEARCH

                                    AGREEMENT

                                  ------------

                                TABLE OF CONTENTS

                                                                    PAGE
 1. DEFINITIONS...................................................     1

 2. LICENSE GRANTS.................................................    6

 3. UPFRONT, MILESTONE AND NET PROCEEDS PAYMENTS..................    10

 4. ROYALTY PAYMENTS..............................................    12

 5. REPORTS, PAYMENTS, ACCOUNTING AND DILIGENCE...................    15

 6. MANUFACTURING; SUPPLY.........................................    17

 7. PATENTS; PROSECUTION AND LITIGATION...........................    17

 8. DISCLOSURE; CONFIDENTIALITY; PUBLICITY; PUBLICATIONS..........    19

 9. GOVERNING LAW; ARBITRATION....................................    21

10. MISCELLANEOUS.................................................    21

11. NOTICES.......................................................    23

12. ASSIGNMENT....................................................    24

13. WARRANTIES, REPRESENTATIONS AND COVENANTS.....................    24

14. TERM AND TERMINATION..........................................    25

15. RIGHTS AND DUTIES UPON TERMINATION............................    27

16. INDEMNIFICATION...............................................    27

                                    EXHIBITS

         Exhibit A                  Antigens

         Exhibit B-1                Corixa Patents

         Exhibit B-2                Licensed Patents

         Exhibit C                  JT Patents

         Exhibit D                  [*] Antigen

         Exhibit E                  Non-exclusive Third Party License Agreements

-----------------------------------
* Confidential treatment requested.

                              AMENDED AND RESTATED
                  LICENSE AND COLLABORATIVE RESEARCH AGREEMENT

         This AMENDED AND RESTATED LICENSE AND COLLABORATIVE RESEARCH AGREEMENT (together with the attachments and exhibits hereto, the "Agreement") made and entered into as of December 19, 2002 (the "Effective Date") by and between Corixa Corporation, a corporation organized and existing under the laws of the State of Delaware and having its principal office at 1124 Columbia Street, Suite 200, Seattle, Washington, and Japan Tobacco Inc., a corporation organized and existing under the laws of Japan and having its principal office at 2-2-1 Toranomon, Minato-ku, Tokyo 105-8422, Japan, amends and restates that certain License and Collaborative Research Agreement entered into as of June 15, 1999 by and between Corixa and JT (the "Initial Agreement").

                                    RECITALS

         WHEREAS, the parties desire that all right, title and interest to the Corixa Products, Corixa Patents, Corixa Know-How, and all other research results and materials related to the Initial Agreement shall revert or be transferred to and owned solely by Corixa;

         WHEREAS, the parties desire that JT retain an exclusive license to the [*] Vaccine in Japan; and

         WHEREAS, the parties desire to amend and restate the Initial Agreement on the terms set forth below;

         NOW, THEREFORE, for and in consideration of the mutual observance of the covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.       DEFINITIONS.

         All references to particular Exhibits, Articles and Sections shall mean the Exhibits to, and Articles and Sections of, this Agreement, unless otherwise specified. References to this "Agreement" include the Exhibits. For the purposes of this Agreement, the following words and phrases shall have the following meanings:

         1.1 "Affiliate" of an entity shall mean, for so long as one of the following relationships is maintained, any corporation or other business entity owned by, owning, or under common ownership with a party to this Agreement to the extent of at least fifty percent (50%) of the equity (or such lesser percentage that is the maximum allowed to be owned by a foreign corporation in a particular jurisdiction) having the power to vote on or direct the affairs of the entity and any person, firm, partnership, corporation, or other entity actually controlled by, controlling or under common control with a party to this Agreement. Notwithstanding the

-----------------------------------
* Confidential treatment requested.

foregoing, the government of Japan shall not be considered an Affiliate of JT for purposes of this Agreement.

         1.2 "Antibody" shall mean an immunoglobulin or fragment or derivative thereof capable of binding to a specific Antigen.

         1.3 "Antigen(s)" shall mean the antigens listed on Exhibit A hereto and/or protein and/or other physical form based on such antigens, such as peptides and/or nucleic acids(s) (DNA, RNA) delivered in any form (including recombinant vectors) to the extent such antigens are covered by one (1) or more Valid Claim(s) of any of the Corixa Patents.

         1.4 "BLA" shall mean a Biological License Application as defined in the FD&C Act and the regulations promulgated thereunder.

         1.5 "Corixa" shall mean Corixa Corporation and each of its Affiliates.

         1.6 "Corixa Antibody Product" shall mean any product incorporating an Antibody.

         1.7 "Corixa Intellectual Property" shall mean the Corixa Know-How and the Corixa Patents.

         1.8 "Corixa Know-How" shall mean all technical information, materials and know-how owned and/or controlled by Corixa that is necessary or useful in connection with the [*] Vaccine, and shall include, without limitation all clinical data packages provided by Corixa to JT hereunder, all chemical, pharmacological, toxicological, clinical, assay, control and manufacturing data and any other information, biological materials or manufacturing or related technology relating to any Licensed Product and that can reasonably be deemed to be useful for the development and commercialization of any Licensed Product and strains, samples, analytical tools, libraries, clones, etc. Notwithstanding anything to the contrary, Corixa Know-How shall not include any Corixa Adjuvant Know-How or Corixa Microsphere Know-How. As used herein, "Corixa Adjuvant Know-How" shall mean any technical information, materials or know-how exclusively related to any adjuvant owned or controlled by Corixa, including without limitation the protein Leishmania Elongation Initiation Factor, known as LeIF, MPL, or any synthetic adjuvant. As used herein, "Corixa Microsphere Know-How" shall mean any technical information, materials or know-how exclusively related to any encapsulated antigen delivery system owned, developed or licensed by Corixa.

         1.9      "Corixa Licensed Field" shall mean solid tumors in humans.

         1.10 "Corixa Patents" shall mean all patents and patent applications that are identified on Exhibit B-1 and/or Exhibit B-2.

         1.11 "Corixa Products" shall mean all Corixa Antibody Products and Corixa Vaccine Products.

-----------------------------------
* Confidential treatment requested.

         1.12 "Corixa Vaccine Product" shall mean any in vivo administered prophylactic and/or therapeutic cancer Vaccine that includes at least one (1) Antigen.

         1.13     "Damages" shall have the meaning given to it in Section 16.1.

         1.14     "Dispute" shall have the meaning given to it in Section 9.

         1.15 "Effective Date" shall mean that date first set forth in this Agreement.

         1.16 "Europe" shall mean the countries of Austria, Belgium, Bulgaria, Czech Republic, Denmark, Finland, France, Germany, Greece, Hungary, Iceland, Ireland, Italy, Luxembourg, the Netherlands, Norway, Poland, Portugal, Romania, Spain, Sweden, Switzerland, the United Kingdom, all countries, territories and republics of the former Yugoslavia, and any and all former republics of the Soviet Union.

         1.17     "FDA" shall mean the United States Food and Drug
Administration.

         1.18     "FD&C Act" shall mean the United States Food, Drug and
Cosmetic Act.

         1.19 "GAAP" shall mean the conventions, rules and procedures governing accounting practices as established, and revised or amended, by the U.S. Financial Accounting Standards Board or the U.S. Securities and Exchange Commission.

         1.20     "Health Ministry" shall have the meaning given to it in
Section 5.3

         1.21     "Indemnified Party" shall have the meaning given to it in
Section 16.1.

         1.22     "Indemnifying Party" shall have the meaning given to it in
Section 16.2.

         1.23 "Initial Agreement" shall have the meaning set forth in the preamble to this Agreement.

         1.24 "Initial Agreement Activities" shall mean activities, including any research, conducted under or in connection with, the Initial Agreement by Corixa or JT, solely, jointly or with a Third Party.

         1.25     "Initial Agreement Effective Date" shall mean July 15, 1999.

         1.26     "Insured Party" shall have the meaning given to it in Section
13.6.

         1.27 "Joint Inventions" shall mean patentable inventions, discoveries or technology(ies) that arose from the performance of the activities conducted by Corixa under the Initial Agreement and which were made jointly by employees or agents of Corixa and JT during its term.

         1.28 "Joint Research Program Patents" shall mean all patents and patent applications which cover Joint Inventions and which generically or specifically claim all or any part of any Licensed Product, a process for manufacturing any Licensed Product, and intermediates used in such process or a use of any Licensed Product. Included with the definition of Joint Research

Program Patents are any continuations, continuations-in-part (solely to the extent such continuation(s)-in-part contains subject matter on which claims issuing obtain the benefit of a priority date of any other patent application included herein), divisions, patents of addition, reissues, renewals or extensions and/or foreign counterparts thereof. Also included within the definition of Joint Research Program Patents are all patents and patent applications which cover Joint Inventions and which generically or specifically claim any inventions, including improvements on any Licensed Product or uses of any Licensed Product or intermediates or manufacturing processes required or useful for production of any Licensed Product. In no event shall Joint Research Program Patents be deemed to include Corixa Patents or JT Patents.

         1.29     "JT" shall mean Japan Tobacco Inc. and each of its Affiliates.

         1.30 "JT Licensed Field" shall mean solid tumors in humans; provided, however, that the JT Licensed Field shall specifically exclude the use of (a) any [*] Vaccine as an ex vivo adoptive immunotherapeutic and prophylactic for any and all cancers, including the use of dendritic cells as vaccines, (b) any [*] Vaccine as a diagnostic and (c) Antigens as targets for small molecules, therapeutics and/or prophylactics.

         1.31     "JT Patents" shall mean all patents and patent applications
(a) (x) that cover patentable inventions or discoveries made by JT solely or together with a Third Party in the course of the Initial Agreement Activities or
(y) that cover patentable inventions or discoveries that generically or specifically claim all or any part of any [*] Vaccine, a process for manufacturing any [*] Vaccine, intermediates used in such process or a use of any [*] Vaccine, and (b) which are now or become owned and/or controlled by JT and/or under which JT otherwise has, now or in the future, the right to grant licenses. Included within the definition of JT Patents are any continuations, continuations-in-part, divisions, patents of addition, reissues, renewals, extensions, improvement patents and/or foreign counterparts thereof. In no event shall JT Patents be deemed to include the Corixa Patents. The JT Patents in existence as of the Effective Date are listed on Exhibit C.

         1.32 "[*] Antigen" shall mean that Antigen containing the nucleic and amino acid sequences listed on Exhibit D.

         1.33 "[*] Vaccine" shall mean a Vaccine which contains all or a portion of the [*] Antigen.

         1.34 "Licensed Patents" shall mean (i) the patents and patent applications listed on Exhibit B-2, (ii) patents or patent applications in Japan claiming priority of one or more patent applications of Exhibit B-2 or patent applications filed or to be filed in the U.S. after the international filing date, November 30, 2001, of [*] listed in Exhibit B-2, which are continuation or continuation-in-part applications, for which priority has been claimed in the patent applications listed in Exhibit B-2, and (iii) any other patent or patent applications or given claims thereof owned or controlled by Corixa in Japan that are exclusively related to [*] Vaccine during the term of this Agreement.

-----------------------------------
* Confidential treatment requested.

         1.35 "Licensed Product(s)" shall mean any in vivo administered prophylactic and/or therapeutic that comprises at least one Antibody and any in vivo administered prophylactic and/or therapeutic cancer Vaccine that includes at least one (1) Antigen.

         1.36 "Net Corixa Sales" shall mean the amount invoiced by Corixa, or its Third Party licensee(s), as applicable, for the sale or other disposition to a Third Party of a Corixa Product, less the following deductions for amounts actually incurred related to such sale or other disposition: (a) normal, customary trade discounts (including volume discounts), credits and rebates and allowances and adjustments for rejections, recalls or returns; (b) allowance for bad debts or uncollectible amounts, provided that such amounts have been formally designated as such in accordance with Corixa's internal accounting procedures and provided further that such allowance shall not be applicable in the event and to the extent any such designated amounts are ultimately collected by Corixa or its Third Party licensee(s); and (c) freight, insurance, sales, use, excise, value-added and similar taxes or duties imposed on the sale and included in the gross amount charged, and government-mandated vaccine insurance premiums. "Net Corixa Sales" shall not include the distribution of a reasonable amount of Corixa Product solely for use in clinical trials or charitable uses, provided that neither Corixa nor its Third Party licensee(s) receives any compensation in any form for such use in excess of actual manufacturing, handling and shipping costs incurred by Corixa or such licensee(s) in connection therewith, which additional costs shall not exceed [*] of the [*]. Additionally, "Net Corixa Sales" shall not include sales of Corixa Products between either Corixa and its Affiliate(s) or between Corixa and its licensee(s), unless such Affiliate(s) or licensee(s), as the case may be, are an end-user of such Corixa Product. Any commercial use of a Corixa Product by Corixa or its Third Party licensee(s) shall be considered a sale hereunder for accounting and royalty purposes.

         1.37 "Net JT Sales" shall mean the amount invoiced by JT, or its Third Party licensee(s), as applicable, for the sale or other disposition to a Third Party of a [*] Vaccine, less the following deductions for amounts actually incurred related to such sale or other disposition: (a) normal, customary trade discounts (including volume discounts), credits and rebates and allowances and adjustments for rejections, recalls or returns; (b) allowance for bad debts or uncollectible amounts, provided that such amounts have been formally designated as such in accordance with JT's internal accounting procedures and provided further that such allowance shall not be applicable in the event and to the extent any such designated amounts are ultimately collected by JT or its Third Party licensee(s); and (c) freight, insurance, sales, use, excise, value-added and similar taxes or duties imposed on the sale and included in the gross amount charged, and government-mandated vaccine insurance premiums. "Net JT Sales" shall not include the distribution of a reasonable amount of [*] Vaccine solely for use in clinical trials or charitable uses, provided that neither JT nor its Third Party licensee(s) receives any compensation in any form for such use in excess of actual manufacturing, handling and shipping costs incurred by JT or such licensee(s) in connection therewith, which additional costs shall not exceed [*] of the [*]. Additionally, "Net JT Sales" shall not include sales of [*] Vaccine between either JT and its Affiliate(s) or between JT and its licensee(s), unless such Affiliate(s) or licensee(s), as the case may be, are an end-user of such [*] Vaccine. Any commercial use of a [*] Vaccine by JT or its Third Party licensee(s) shall be considered a sale hereunder for accounting and royalty purposes.

-----------------------------------
* Confidential treatment requested.

         1.38     "Net Proceeds" shall have the meaning given to it in Section
3.4(a).

         1.39 "Phase 1" shall have the meaning given to it in 21 CFR 312.21(a), as it may be updated from time to time.

         1.40 "Phase 2" shall have the meaning given to it in 21 CFR 312.21(b), as it may be updated from time to time.

         1.41 "Phase 3" shall have the meaning given to it in 21 CFR 312.21(c), as it may be updated from time to time.

         1.42     "[*]" shall have the meaning given to it in Section 2.3.

         1.43     "[*]" shall have the meaning given to it in Section 2.3.

         1.44     "Results" shall have the meaning given to it in Section
2.6(a).

         1.45     "RFP" shall have the meaning given to it in Section 6.

         1.46 "Territory A" shall mean worldwide except for Europe, Argentina, Brazil, Colombia and Territory B.

         1.47 "Territory B" shall mean the People's Republic of China and its territories, possessions and protectorates, including Hong Kong and Macao.

         1.48 "Third Party(ies)" shall mean any party other than a party to this Agreement or an Affiliate.

         1.49     "Third Party License" shall have the meaning given to it in
Section 2.3.

         1.50 "Vaccine" shall mean the administration of (an) antigen(s) in any formulation or configuration, for the primary purpose and effect of eliciting a prophylactic and/or therapeutic immune response directed directly or indirectly to such antigen or one or more epitopes contained therein.

         1.51 "Valid Claim" shall mean a claim of an issued, unexpired patent or a claim of a patent application, in either case included in the Corixa Patents or Joint Research Program Patents (if any), that has not been (a) held invalid or unenforceable by a final decision of a court or governmental agency of competent jurisdiction, which decision is unappealable or was not appealed within the time allowed therefor, or (b) admitted in writing to be invalid or unenforceable by the holder(s) by reissue, disclaimer or otherwise.

         1.52 Interpretive Rules. For purposes of this Agreement, except as otherwise expressly provided herein or unless the context otherwise requires:
(a) defined terms include the plural as well as the singular (and vice versa) and the use of any gender shall be deemed to include the other gender; (b) references to "Articles," "Sections" and other subdivisions and to "Schedules"

-----------------------------------
* Confidential treatment requested.

and "Exhibits" without reference to a document, are to designated Articles, Sections and other subdivisions of, and to Schedules and Exhibits to, this Agreement; (c) unless otherwise set forth herein, the use of the term "including" means "including but not limited to"; and (d) the words "herein," "hereof," "hereunder" and other words of similar import refer to this Agreement as a whole and not to any particular provision.

2.       LICENSE GRANTS.

         2.1 License to Corixa.

                  Subject to the terms and conditions of this Agreement, JT hereby grants to Corixa a non-exclusive, worldwide (except for Japan), perpetual license, with the right to grant sublicenses, under the JT Patents, solely to research, develop, make, have made, use, have used, sell, offer for sale, have sold, keep and import Corixa Products in the Corixa Licensed Field.

         2.2 License to JT.

                  Subject to the terms and conditions of this Agreement, Corixa hereby grants to JT an exclusive license, with the right to grant sublicenses, under the Corixa Know-How in existence as of the Effective Date and the Licensed Patents (and any divisional patents or divisional applications, corrections or extensions of the Licensed Patents), during the term hereof, solely to research, develop, make, have made, use, have used, sell, offer for sale, have sold, keep and import the [*] Vaccine solely in the JT Licensed Field and solely in Japan. Subject to the terms and conditions of this Agreement, Corixa hereby grants to JT a non-exclusive license, with the right to grant sublicenses, under the Corixa Know-How owned or controlled by Corixa during the term hereof and any patents covering the [*] Vaccine in Japan owned or controlled by Corixa during the term hereof, solely to research, develop, make, have made, use, have used, sell, offer for sale, have sold, keep and import the [*] Vaccine solely in the JT Licensed Field and solely in Japan. Notwithstanding the foregoing, subject to the terms and conditions of this Agreement, Corixa hereby grants to JT a non-exclusive worldwide license to any Corixa Know-How and the Corixa Patents which are necessary or useful for the manufacture of the [*] Vaccine solely for sale in Japan pursuant to Section 6. Other than the limited right granted in the immediately preceding sentence, JT shall have no rights to the [*] Vaccine outside of Japan.

         2.3 Negotiation of Third Party License; Payment Obligations, Option to JT.

                  (a) In the event that Corixa [*] with any [*] for a [*], Corixa will [*] and [*] for the [*] of a [*], in [*] unless such [*] does not [*] or has [*]. In such case, Corixa shall provide JT with notice of the [*] prior to [*] and Corixa shall [*] and [*] to [*] for [*] shall be [*].

                  Corixa shall, within thirty (30) calendar days of the Effective Date provide JT with notice of the terms of any licenses in existence as of the Effective Date (the "Existing License Terms") for intellectual property rights required for the manufacture, use or sale of the [*] Vaccine in Japan (the "Existing License Notice"), to the extent that (i) Corixa has the right to reveal such terms and (ii) such existing license agreement permits sublicensing.

-----------------------------------
* Confidential treatment requested.

                  JT shall have [*] days from the date of receipt of the [*] to accept or reject the [*]. If Corixa does not have the right to disclose such [*] Existing License Terms, Corixa shall make reasonable commercial efforts in good faith to obtain approval of the Third Party licensor with respect to such disclosure to JT. In the event Corixa is unable to obtain such approval from such Third Party licensor despite Corixa's use of reasonable commercial efforts and negotiations in good faith, and such Third Party licensor's technology is used in the manufacture, use or sale of the [*] Vaccine, Corixa agrees to consult with JT and to provide an introduction to such Third Party licensor in connection therewith, if requested by JT.

                  Corixa hereby represents and warrants that Corixa does not have any existing license agreements for intellectual property rights required for the manufacture, use or sale of the [*] Vaccine which restrict or do not permit sublicensing except for those non-exclusive license agreements identified at Exhibit E.

                  JT may accept the Existing License Terms at any time during the term hereof and Corixa shall grant a sublicense to JT under such terms only if Corixa has the right to grant such sublicense. In the event Corixa is unable to grant such sublicense, and such Third Party licensor's technology is used in the manufacture, use or sale of the [*] Vaccine, Corixa agrees to consult with JT and to provide an introduction to such Third Party licensor in connection therewith, if requested by JT. If JT rejects the [*] or fails to notify Corixa that it accepts such terms within the [*]day period, Corixa shall have no further obligation to provide JT a sublicense based on such terms and shall be free [*]. In the event that JT accepts the [*] or the Existing License Terms, then JT shall pay (i) [*] of the aggregate amount of any cash payments, including milestone payments, other than royalty payments, required under the Third Party Licenses entered into after the Initial Agreement Effective Date;
(ii) all royalties due to the Third Party licensor based on sales of the [*] Vaccine in Japan and (iii) [*] of Corixa's actual out-of-pocket costs paid to a Third Party licensor, or reasonably incurred in connection with such Third Party License, including external legal fees and other transaction costs, including reasonable travel and lodging expenses, as set forth in the notice given from Corixa to JT before JT accepts the terms. Corixa and JT shall enter into a written sublicense under such Third Party License incorporating such terms (provided that Corixa shall not impose an additional mark-up on the amounts that JT is required to pay thereunder), and JT shall not have any other monetary obligations other than as provided above. In the event Corixa [*] from [*] despite [*], Corixa agrees to consult with JT and to provide an introduction directly between JT and such Third Party in connection therewith, if requested by JT.

                  (b) Subject to the terms and conditions of this Agreement, Corixa hereby grants to JT an option to have Corixa supply adjuvants owned or solely developed by Corixa to JT. Upon notice from JT to Corixa to exercise the option, the parties shall in good faith negotiate the terms and payment of a transfer price and a royalty to be due to Corixa under such adjuvant supply and license agreement. For the Leishmania Elongation Initiation Factor, known as LeIF, and other adjuvants, if any, claimed in the patents and patent applications listed on Exhibit A-1 of the Initial Agreement, such royalty shall be [*] of Net JT Sales. For all other adjuvants, the royalty or transfer price will be negotiated between the parties; provided, however, that the terms of the

-----------------------------------
* Confidential treatment requested.

license agreement between Corixa and JT with respect to such adjuvants shall be substantially consistent with terms granted by Corixa to third parties for such adjuvant.

                  Subject to the terms and conditions of this Agreement, Corixa hereby grants to JT an option to receive a license or sublicense to the microspheres owned, developed or in-licensed by Corixa to JT. Upon notice from JT to Corixa to exercise such option, Corixa shall, to the extent that it has the right to grant such microsphere license or sublicense, do so and JT shall pay Corixa the amount that Corixa must pay with respect to such microsphere license or sublicense without an additional mark-up. For the avoidance of doubt, no rights to any adjuvant (except as provided in this Section 2.3(b)) or microsphere are granted herein. For any adjuvants or microsphere supplied by Corixa to JT, JT shall only be permitted to use such adjuvant or microsphere in connection with the [*] Vaccine and only for sale in Japan.

         2.4 No Other Rights Granted by JT.

                  As between JT and Corixa, JT is the sole owner of the JT Patents and, except as provided in Section 2.1 above, JT grants to Corixa no rights in any JT Patents or any other intellectual property rights owned by or licensed to JT.

         2.5 No Other Rights Granted by Corixa.

                  As between Corixa and JT, Corixa is the sole owner of the Corixa Intellectual Property and, except as provided in Sections 2.2 and 2.3 above, Corixa grants to JT no rights in any Corixa Intellectual Property or any other intellectual property rights owned by or licensed to Corixa and any licenses and sublicenses granted to JT under or pursuant to the Initial Agreement are hereby terminated and of no further force or effect. Except as provided in Section 2.2 above, JT shall immediately cease to use any intellectual property rights previously licensed or sublicensed to it under or pursuant to the Initial Agreement.

         2.6 Ownership of Results of Initial Agreement Activities.

                  (a) As between the parties, all right title and interest to the Licensed Products, Corixa Products, Corixa Patents, the Joint Research Program Patents, Joint Inventions and Corixa Know-How, research and development plans, regulatory documents (including clinical data package(s)) and any and all research material generated in the course of performing the Initial Agreement (together, "Results"), shall be the sole and exclusive property of and owned by Corixa, including the physical copies, samples or other embodiments thereof as well as any and all intellectual property rights therein. Subject to the license granted pursuant to Section 2.2, JT hereby assigns and agrees to assign to Corixa and its successors and assigns all of JT's intellectual property rights in any such Results.

                  (b) JT shall, within thirty (30) days of the Effective Date, document, on behalf of, and in a manner reasonably requested by, Corixa, any and all the documents received by JT from Corixa or Results which were made by or on behalf of JT or are in JT's possession or control and turn over all such documentation and any samples to Corixa, and otherwise disclose to Corixa all writings, samples, inventions and developments made by or for JT (solely, or with Corixa or a

-----------------------------------
* Confidential treatment requested.

Third Party) which are owned by or required to be assigned to Corixa pursuant to the foregoing. Notwithstanding the foregoing, JT may retain a copy of the Results for the sole purpose of exercising its license pursuant to Section 2.2. The foregoing provision shall be subject to JT's confidentiality obligations owing to the researchers in academia listed on Schedule 2.6(b); provided, however, that upon Corixa's reasonable request, JT shall use commercially reasonable efforts to obtain the consent of any such researcher to disclose such researcher's confidential information to Corixa.

                  (c) JT shall and shall use its reasonable commercial efforts to cause its employees, consultants and contractors to execute and deliver to Corixa, without further compensation to either JT or any such employee, consultant or contractor, any and all applications, oaths, declarations, affidavits, waivers, powers of attorney, assignments and other documents and instruments as shall be reasonably requested by Corixa to obtain, perfect, transfer, secure or enforce any of the aforementioned rights in any jurisdiction in the world. JT shall assist Corixa, and use its reasonable commercial efforts to cause its employees, consultants and contractors to assist Corixa, in every reasonable and proper way (including appearing as a witness to provide testimony), entirely at Corixa's expense and for Corixa's benefit, in connection with prosecuting, securing, maintaining, enforcing and defending any Results and the intellectual property rights therein.

         2.7 Supply of Research Reagents. Upon written request of JT, Corixa shall make available reasonable quantities of [*] Vaccine research reagents for JT's research purposes provided (i) Corixa has excess supply available; (ii) the parties hereto can agree on reasonable compensation for and other terms related to the supply of such materials after negotiating such terms in good faith; and
(iii) the supply is not claimed by a Third Party with previously existing rights thereto and Corixa does not have a reasonable expectation of future need of such supply in connection with the [*] Vaccine development plan.

3.       UPFRONT, MILESTONE AND NET PROCEEDS PAYMENTS.

         Subject to Section 4.6, Corixa shall make the following payments to JT under this Agreement in U.S. Dollars by wire transfer of immediately available funds:

         3.1 Upfront Consideration. The amount of [*] shall be paid by Corixa to JT on or before February 7, 2003.

         3.2 Corixa Milestone Payments. In addition to the amounts payable pursuant to Section 3.1 above, Corixa shall pay JT the following milestone payments, payable on only the first [*] Vaccine to meet such milestone, regardless of whether any such milestone is achieved by Corixa or its licensee, within thirty (30) calendar days of achievement of each of the following milestones, which payment shall include Corixa's notice of achievement of such milestone if not previously sent by Corixa to JT.

-----------------------------------
* Confidential treatment requested.

--------------------------------------------------------------------------------------------
                             MILESTONE                                    PAYMENT (U.S.$)
--------------------------------------------------------------------------------------------
(i)  [*] of the [*] clinical trial in the U.S. of the [*]                       [*]
Vaccine.
--------------------------------------------------------------------------------------------
(ii)  [*] of the first [*] clinical trial in the U.S. of the [*]                [*]
Vaccine.
--------------------------------------------------------------------------------------------
(iii)  [*] of the first [*] clinical trial in the U.S. of the [*]               [*]
Vaccine.
--------------------------------------------------------------------------------------------
(iv)  [*] of a [*] in the U.S. of the [*] Vaccine.                              [*]
--------------------------------------------------------------------------------------------
(v)  [*] in the U.S. of the [*] Vaccine.                                        [*]
--------------------------------------------------------------------------------------------

In the event that a later milestone is achieved and a prior milestone has not been met, such unpaid prior milestones shall be paid on such achievement of the later milestone.

         3.3 JT Milestone Payment. JT shall pay Corixa [*] within [*] days after [*] of the [*] Vaccine regardless of whether JT markets such [*] Vaccine or enters into a license agreement with a Third Party. In the event that JT fails to make the payment required by this Section 3.3, Corixa's sole remedy shall be, at Corixa's sole discretion, to terminate the license rights granted to JT under
Section 2.2 hereof, in which case the remainder of this Agreement shall remain in full force and effect, other than Sections 5.3, 7.1 (with respect to JT's rights after the date Corixa terminates the license herein, but not including amounts owed by JT to Corixa prior to such date), 8.2 and 13.6. Subject to the terms and conditions of this Agreement, JT hereby grants to Corixa a non-exclusive, perpetual license, with the right to grant sublicenses, under the JT Patents, solely to research, make, have made, use, have used, sell, offer for sale, have sold, keep and import Corixa Products in the Corixa Licensed Field in Japan in the event that JT fails to make the payments required by this Section 3.3.

         3.4 Corixa Net Proceeds Payments.

                  (a) To the extent that Corixa or JT receives [*] or [*] payments (whether or not referred to by such terms) from a licensee of the [*] Vaccine, such fees shall be considered net proceeds ("Net Proceeds"). Any payments received from such a licensee by Corixa or JT [*] funds, [*] or [*] or other payments related to [*] of products shall not be considered Net Proceeds, as that term is used herein. Corixa will pay a percentage of Net Proceeds to JT on payments actually received from its licensees according to the following schedule:

--------------------------------------------------------------------------------------------------------------
                                                                              PERCENT OF NET PROCEEDS SHARED
                      LICENSE AGREEMENT TERMS                                            WITH JT
--------------------------------------------------------------------------------------------------------------
(i)  For license agreements covering Territory [*] entered into                            [*]%
prior to the [*] of [*] Vaccine [*] clinical trials.
--------------------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

--------------------------------------------------------------------------------------------------------------
(ii) For license agreements covering Territory [*] entered into                            [*]%
prior to the [*] of [*] Vaccine [*] clinical trials, but after the
[*] of [*] Vaccine [*] clinical trials.
--------------------------------------------------------------------------------------------------------------
(iii)  For license agreements covering Territory [*] entered into                          [*]%
after the [*] of [*] Vaccine [*] clinical trials.
--------------------------------------------------------------------------------------------------------------
(iv)  For license agreements covering Territory [*] entered into                           [*]%
prior to the [*] of [*] Vaccine [*] clinical trials.
--------------------------------------------------------------------------------------------------------------
(v) For license agreements covering Territory [*] entered into                             [*]%
prior to the [*] of [*] Vaccine [*] clinical trials, but after the
[*] of [*] Vaccine [*] clinical trials.
--------------------------------------------------------------------------------------------------------------
(vi)  For license agreements covering Territory [*] entered into                           [*]%
after the [*] of [*] Vaccine [*] clinical trials.
--------------------------------------------------------------------------------------------------------------

                  (b) Notwithstanding the foregoing, a Net Proceeds payment under this Section 3.4 shall only be due if, and to the extent that, the amount that would be payable in the aggregate under this Section 3.4 is greater than any amounts already paid under Section 3.2. For example, if [*] has been paid by Corixa to JT under Section 3.2 above for [*] the first [*] clinical trial (but further milestone payments have not been made) and Corixa enters into a license agreement covering Territory [*] after the [*] of [*] clinical trials and prior to the commencement of [*] clinical trials and Corixa receives a milestone payment from its licensee of [*], Corixa would be required to make a payment of [*] to JT following receipt of the milestone payment from the Corixa licensee ([*] of [*] is equal to [*] minus the [*] already paid leaves [*] payable to JT). The payments described in this Section 3.4 shall be made within thirty (30) calendar days of Corixa's receipt of the Net Proceeds but in no case later than with the payment of the next milestone payments described in Section 3.2 above. In the event that an overpayment of the amounts due to JT under this Section 3.4 occurs, such amount shall be due to Corixa within [*] calendar days following written notice to JT describing such overpayment; provided that no such refund shall be due until after the earlier of (i)[*] in the United States of the first [*] Vaccine or (ii) the expiration or earlier termination of this Agreement. The upfront consideration described at Section 3.1 shall not be creditable against Net Proceeds.

         3.5 JT Net Proceeds Payments. JT will pay [*] of Net Proceeds received from any JT sublicensee of the [*] Vaccine to Corixa within [*] calendar days of receiving payments from its sublicensees.

4.       ROYALTY PAYMENTS.

         4.1 Royalties for [*] Vaccine.

                  (a) For sales by Corixa, or a Third Party licensee of Corixa (other than JT), of any [*] Vaccine, Corixa shall pay to JT royalties on Net Corixa Sales quarterly as follows:

-----------------------------------
* Confidential treatment requested.

--------------------------------------------------------
LOCATION OF SALE OF [*] VACCINE             ROYALTY
--------------------------------------------------------
Territory [*] (excluding Japan)               [*]
--------------------------------------------------------
Territory [*]                                 [*]
--------------------------------------------------------

                  (b) For sales by JT, or a Third Party licensee of JT (other than Corixa), of any [*] Vaccine, JT shall pay to Corixa a [*] royalty on Net JT Sales quarterly.

         4.2 Royalties for Corixa Products (other than [*] Vaccine). For sales by Corixa, or a Third Party licensee of Corixa (other than JT), of any product that incorporates a Corixa Product (other than the [*] Vaccine), Corixa shall pay to JT royalties on Net Corixa Sales quarterly as follows:

--------------------------------------------------------
LOCATION OF SALE                          ROYALTY
--------------------------------------------------------
 Territory [*]                              [*]
--------------------------------------------------------
 Territory [*]                              [*]
--------------------------------------------------------

         4.3 Royalty Reduction in Event of No Valid Claim.

                  (a) In the event any [*] Vaccine sold or otherwise distributed by JT or its Third Party licensee(s) is not covered by one (1) or more Valid Claim(s) in Japan at the time of such sale or distribution, then the amounts payable by JT to Corixa in connection with the sale or distribution of such [*] Vaccine in Japan under this Section 4 shall be reduced by [*] until such time as there exists at least one (1) Valid Claim covering such [*] Vaccine in Japan. JT's obligation to make royalty payments in connection with [*] Vaccine not covered by one (1) or more Valid Claim(s) in Japan at the time of such sale or distribution, shall exist only during the [*]year period following the date of first commercial sale or distribution in Japan; provided, however, that at such time as there exists at least one (1) Valid Claim covering the [*] Vaccine in Japan, whether during or following such [*]year period, JT shall then be obligated to pay the full amounts applicable to the [*] Vaccine covered by one
(1) or more Valid Claim(s) in Japan at the time of such sale or distribution.

                  (b) In the event any Corixa Product sold or otherwise distributed by Corixa or its Third Party licensee(s) is not covered by one (1) or more Valid Claim(s) in the country and at the time of such sale or distribution, then the amounts payable by Corixa to JT in connection with the sale or distribution of such Corixa Product in such country under this Section 4 shall be reduced by [*] until such time as there exists at least one (1) Valid Claim covering such Corixa Product in the country where it is sold or otherwise distributed. Corixa's obligation to make royalty payments in connection with Corixa Products not covered by one (1) or more Valid Claim(s) in the country and at the time of such sale or distribution, shall exist only during the [*]year period following the date of first commercial sale or distribution in such country; provided, however, that at such time as there exists at least one (1) Valid Claim covering the Corixa Products in the country where it is sold or otherwise distributed, whether during or following such [*]-year period, Corixa shall then be obligated to pay the full amounts applicable

-----------------------------------
* Confidential treatment requested.

to the Corixa Products covered by one (1) or more Valid Claim(s) in such country at the time of such sale or distribution.

         4.4 Royalty Term; Single Royalty. Notwithstanding anything to the contrary, royalties shall be earned and paid between the parties hereto until the later of (i) [*] years after the first commercial sale of a product or (ii) expiration of the last Valid Claim covering such product under any of the Licensed Patents in the country of sale. Only one applicable royalty payment shall be due on the sale of each Corixa Product, including any [*] Vaccine.

         4.5 Currency. All amounts payable under this Agreement shall be payable in United States Dollars, by wire transfer of immediately available funds to a bank account designated by the receiving party, at the receiving party's option. Monthly sales amounts shall be translated into U.S. Dollars by using an average rate of exchange. This average shall be computed using the rate of exchange quoted under Foreign Exchange in the Wall Street Journal as of the end of the current month plus the rate as of the end of the prior month and dividing by two
(2).

         4.6 Withholding Taxes. If any law or regulation in any country requires the withholding of any taxes due on payments to be remitted to the other party under this Agreement, such taxes shall be deducted from the amounts paid. If the taxes are deducted from the amounts paid, the withholding party or its licensees or sublicensees shall promptly deliver proof of payment of all such taxes, levies and other charges, together with copies of all communications from or with such governmental authority with respect thereto and shall provide any reasonable assistance or cooperation which may be requested by the other party in connection with any efforts such party makes to obtain a credit for such taxes. Corixa and JT acknowledge and agree that a certification on tax payment issued by the Japanese or United States tax authorities (to avoid double taxation with respect to an amount paid hereunder) shall be deemed as reasonable proof of such payment by the respective parties.

         4.7 Currency Transfer Restrictions. If in any payment or transfer of funds out of a country is prohibited by law or regulation, the parties hereto shall confer regarding the terms and conditions on which Corixa Products shall be sold in such countries, including the possibility of payment of royalties to the party which would receive such payments in local currency to a bank account in such country or the renegotiation of royalties for such sales, and in the absence of any other agreement by the parties, such funds shall be [*].

         4.8 Royalty Payments Upon Termination. If this Agreement and the rights and licenses granted to Corixa in Section 2 hereof, are terminated in accordance with Section 14 with respect to all or some of the Corixa Products, Corixa shall continue to pay JT all amounts earned pursuant to this Section 4 prior to the date of such termination and any amounts earned thereafter as a result of sales of residual inventory of Corixa Products. In addition, Corixa shall continue to pay to JT all amounts payable hereunder with respect to Corixa Products, if any, with respect to which this Agreement is not terminated. If this Agreement and the rights and licenses granted to JT in Section 2 hereof, are terminated with respect to the [*] Vaccine, JT shall continue to pay

-----------------------------------
* Confidential treatment requested.

Corixa all amounts earned pursuant to this Section 4 prior to the date of termination and any amounts earned thereafter as a result of sales of residual inventory of the [*] Vaccine.

5.       REPORTS, PAYMENTS, ACCOUNTING AND DILIGENCE

         5.1 Payments and Quarterly Reports.

                  (a) Each party agrees to make written reports (consistent with GAAP and/or its Japanese equivalent and in a format, if any, agreed to by the parties) to the other party within forty-five (45) days after the close of each calendar quarter during the period when payment may be due between the parties. These reports shall show for such calendar quarter sales by such party, its Affiliates and sublicensees or licensees of Corixa Products or [*] Vaccine, as the case may be, details of the quantities of each type of Corixa Product sold in each country and the country of manufacture, if different, gross revenues from sales, trade discounts allowed and taken, Net Corixa Sales or Net JT Sales, as the case may be, and the royalties due to the other party under this Agreement. Concurrently with the making of such report, each party shall make payment to the other party of all amounts payable for the period covered by such report.

                  (b) Each party shall notify the other in writing within thirty
(30) days of achievement of a milestone which triggers a payment obligation to the other party. The notification shall include the amounts payable for the period covered by such milestone.

         5.2 Accounting. Each party agrees to keep clear, accurate and complete records, all in a format, if any, agreed by the parties in accordance with GAAP and/or its Japanese equivalent, for a period of at least three (3) years for each reporting period in which sales occur showing the manufacturing, sales, use and other disposition of Corixa Products in sufficient detail to enable amounts payable or expenses reimbursable hereunder to be determined, and further agrees to permit its books and records to be examined by an independent accounting firm selected by the other party and reasonably satisfactory to the party to be audited, and that is bound in confidence to disclose only evidence of noncompliance, from time-to-time to the extent necessary, but not more than once a year. Each party shall have the right, at its sole expense except as hereinafter provided, through a certified public accountant reasonably acceptable to the other party, and following reasonable notice, to examine such records during regular business hours during the life of the other party's payment obligations under this Agreement and for three (3) years thereafter; provided, however, that such examination shall not (i) be of records for more than the prior three (3) years, (ii) take place more often than once a year, and
(iii) cover any records which date prior to the date of the last examination, and provided further that such accountants shall report to the requesting party only as to the accuracy of the royalty statements and payments. Copies of such reports shall be supplied to the audited party. In the event the report demonstrates an underpayment, the underpaying party shall pay the amount of such underpayment immediately upon request of the other party and to the extent such underpayment is more than [*] for the audited period, shall reimburse the requesting party for the expense of the audit. If a party has overpaid the other party, the overpaying party may deduct such overpayments from future amounts owed to the other party.

-----------------------------------
* Confidential treatment requested.

         5.3 Annual Reports and Diligence in Research and Commercial
             Development.

                  (a) Each party agrees to make written reports (in a format to be agreed to by the parties) to the other party within forty-five (45) days after the close of each calendar year during the term of this Agreement. Such annual report will describe in reasonable detail the reporting party's current stage of development or commercialization, as applicable, for the [*] Vaccine and shall set forth the progress made, any material obstacles to progress that have been identified and the results of any research, including the subject(s) and schedule(s) of any ongoing research, performed by or on behalf of or jointly with a third party by such party related to the [*] Vaccine. In addition to the foregoing, upon JT's reasonable request or to the extent Corixa deems necessary, but no more than quarterly, Corixa shall provide information relating to any research that has been completed including data and other reasonable details.

                  (b) JT or its sublicensee shall [*], no later than three [*] after an approval by the FDA of the [*] Vaccine in the U.S., obtain the approval from the Health, Labor and Welfare Ministry of Japan (the "Health Ministry") to sell [*] Vaccine in Japan provided, however, that the date for such approval to sell the [*] Vaccine may be extended, in the event of delays beyond the reasonable control of JT or its sublicensees for regulatory reasons or problems arising in connection with [*] Vaccine clinical trials in Japan which are unique to the conduct of such trials in Japan (including in the event that the manufacture, use or sale of the [*] Vaccine results in the infringement of Third Party intellectual property rights and a failure of suppliers to provide necessary materials, in each case if beyond the reasonable control of JT). Once approved in Japan, JT or its sublicensee will thereafter [*] product to commence and continue the subsequent marketing and commercialization of [*] Vaccine in Japan. Corixa shall reasonably cooperate with any such efforts including, without limitation, through promptly responding in sufficient detail to JT's inquiries concerning the above reports and the data received by JT under Section
8.1. JT or its sublicensee shall [*] make first commercial sale of the [*] Vaccine in Japan within [*] following approval by the FDA in the U.S..

                  (c) If JT or its sublicensees has not made first commercial sale of the [*] Vaccine in Japan within the [*] period set forth in Section 5.3(b), subject to 10.2 hereof, Corixa's sole right or remedy, unless JT is in breach of any other provision of this Agreement, shall be to [*] Subject to the terms and conditions of this Agreement, JT hereby grants to Corixa a non-exclusive, perpetual license, with the right to grant sublicenses, under the JT Patents, solely to research, make, have made, use, have used, sell, offer for sale, have sold, keep and import Corixa Products in the Corixa Licensed Field in Japan in the event that [*].

         5.4 Confidentiality of Reports. Each party agrees that the information set forth in (a) the reports required by Sections 5.1 and 5.3, and (b) the records subject to examination under Section 5.2, shall be subject to Section 8 hereof and maintained in confidence by the receiving party and any independent accounting firm selected by such party, shall not be used by such party or such accounting firm for any purpose other than verification of the performance by the other party of its obligations hereunder, and shall not be disclosed by the receiving party or such accounting firm to any other person except for purposes of enforcing this Agreement.

-----------------------------------
* Confidential treatment requested.

6.       MANUFACTURING; SUPPLY.

         JT shall be responsible for all obligations relating to the manufacture of [*] Vaccine in Japan. In the event that JT wishes to purchase [*] Vaccine from Corixa, JT shall notify Corixa in a written request for proposal ("RFP") and shall set forth the types and amounts of [*] Vaccine that JT desires to obtain. Thereupon, Corixa shall respond to the RFP within [*] from receipt of the RFP. If Corixa currently manufactures the [*] Vaccine and JT wishes that Corixa be its supplier of [*] Vaccine for Japan, JT and Corixa shall negotiate in good faith a manufacturing and supply agreement therefor, the terms of which shall be substantially consistent with other Corixa manufacturing and supply agreements in comparable circumstances entered into no more than [*] of the date of JT's RFP (or which will otherwise be commercially reasonable if there are no such comparable agreements). If Corixa is not the manufacturer for the [*] Vaccine and JT wishes that Corixa be its supplier of [*] Vaccine for Japan, Corixa may at its option either supply [*] Vaccine to JT itself on terms to be agreed by the parties, arrange for the supply to JT by a Third Party or license to JT all of Corixa's manufacturing know-how and other technologies including patents and patent applications necessary or useful for and directly related to the manufacture of the [*] Vaccine, in each case on terms to be negotiated by the parties in good faith.

7.       PATENTS; PROSECUTION AND LITIGATION.

         7.1 As between the parties, Corixa shall have complete control and discretion regarding any prosecution or maintenance of the Corixa Patents outside of Japan. Corixa shall have the first right (but no obligation) to prosecute and maintain all Licensed Patents in Japan as provided in this Section
7. If Corixa elects not to maintain or prosecute the Licensed Patents in Japan, JT may elect to do so at JT's sole expense to the extent necessary to protect its rights hereunder. Each party agrees to keep the other party promptly and fully informed of the course of patent prosecution or other proceedings relating to the Licensed Patents in Japan, including by providing the other party with copies of substantive communications, search reports and Third Party observations submitted to or received from patent offices. Each party shall hold all information disclosed to it under this Section as confidential information under Section 8. JT shall reimburse Corixa for all reasonable and documented costs incurred by Corixa in connection with the filing, prosecution and maintenance of the Licensed Patents in Japan, including (i) [*] of such cost for international patent application(s) (i.e., PCT); and (ii) [*] of such cost for transferring such international patent application(s) to the national stage in Japan, payable within [*] following a request for reimbursement from Corixa; provided however, in the event that antigens other than the [*] Antigen are claimed in a Licensed Patent, JT shall reimburse Corixa the amount equal to [*] of the aggregate amount of such costs related to such Licensed Patent. Except as otherwise provided in this Agreement, Corixa shall be responsible for all costs and expenses in connection with all Corixa Patents, including the Corixa Patents, outside of Japan. All expenses reimbursed by JT pursuant to this Section shall be obligations that are separate and apart from other payment obligations described in this Agreement and shall be invoiced and paid separately, with no right of offset. Notwithstanding anything herein to the contrary, JT shall not be responsible for any patent costs incurred under the Initial Agreement after November 3, 2002

-----------------------------------
* Confidential treatment requested.

and Corixa shall be responsible for all such costs incurred beginning November 4, 2002 through and including December 18, 2002.

         7.2 JT shall have the right and the obligation to prosecute and maintain all JT Patents as provided in this Section 7 and shall do so in a timely manner. JT agrees to keep Corixa promptly and fully informed of the course of patent prosecution or other proceedings, including by providing Corixa with copies of substantive communications, search reports and Third Party observations submitted to or received from patent offices. JT shall provide such patent consultation to Corixa at no cost to Corixa. Corixa shall hold all information disclosed to it under this Section as confidential information under
Section 8. In the event Corixa acquires a license in Japan under the JT patents pursuant to Section 3.3, 5.3(c) or 14.6(b), JT shall thereafter have the right to abandon any of the JT patents and in such case Corixa shall have the right but not the obligation to prosecute and maintain all such JT Patents in JT's name, and JT shall reasonably assist Corixa with such prosecution and maintenance, provided that Corixa shall reimburse JT for all reasonable [*] expenses incurred by JT in providing such assistance. JT shall give Corixa at least [*] notice of its intent to abandon a JT Patent prior to taking any action to abandon such JT Patent. For the avoidance of doubt, such abandoned patents shall be deemed to be JT Patents.

         7.3 (a) In the event of the initiation of any suit by a Third Party against JT for patent infringement with respect to the [*] Vaccine, JT shall promptly notify Corixa in writing and Corixa shall be entitled (but not obligated) to defend any such suit at its own expense. In the event that Corixa elects not to defend JT against a suit related to the [*] Vaccine, JT may, at its own expense, defend such suit to the extent necessary to protect the rights granted to JT hereunder. Whichever party defends such suit shall keep the other party reasonably informed of developments with respect thereto (including any settlement discussions) and shall be entitled to keep any amount awarded by a court or arbitrator relating to such suit. Each party shall have the right but not the obligation to participate in the defense of such suit, and in such event the participating party shall do so at its own expense. If a party does not agree in writing with any settlement effected by the other party, the non-consenting party shall not be required to pay any amount of such settlement and instead shall have the right to continue to maintain such suit against such Third Party at its own expense solely with respect to its rights under this Agreement. The parties shall keep one another informed of the status of their respective activities regarding any litigation or settlement concerning any suit under this Section 7.3.

         (b) In the event of the initiation of any suit in Japan by a Third Party against Corixa for patent infringement relating to the [*] Vaccine, Corixa shall promptly notify JT in writing Corixa shall keep JT reasonably informed of developments with respect thereto (including any settlement discussions) and shall be entitled to keep any amount awarded by a court or arbitrator relating to such suit. JT shall have the right but not the obligation to participate in the defense of such suit, and in such event shall do so at its own expense. Corixa shall take JT's comments thereon into consideration and obtain JT's prior written approval (which shall not be unreasonably withheld) insofar that any settlement may materially impact upon JT's rights hereunder. At the time when JT decides to start clinical trials in Japan and JT asks Corixa in writing to furnish information about any suits other than in Japan against Corixa for patent

-----------------------------------
* Confidential treatment requested.

infringement relating to the [*] Vaccine, Corixa shall provide the information with respect to development and/or results of any law suits brought by a Third Party against Corixa for patent infringement outside of Japan relating to the [*] Vaccine to the extent that such disclosure will not, in Corixa's reasonable discretion, adversely affect any pending litigation or Corixa's business.

         7.4 In the event that JT becomes aware of actual or threatened infringement of a Corixa Patent, JT shall promptly notify Corixa in writing. In the event that Corixa becomes aware of actual or threatened infringement of a JT Patent, Corixa shall promptly notify JT in writing. Corixa shall have the first right (but not the obligation) to bring any action relating to an actual or threatened infringement of a Corixa Patent, including the [*] Vaccine at its own expense. In the event that Corixa elects not to bring a suit related to the actual or threatened infringement of the [*] Vaccine, JT may, at its own expense, bring such suit. JT shall have the first right (but not the obligation) to bring any action relating to an actual or threatened infringement of a JT Patent, at its own expense. In the event that JT elects not to bring a suit related to the actual or threatened infringement of the JT Patent, Corixa may, at its own expense, bring such suit. Whichever party brings a suit hereunder shall be entitled to keep any amount awarded by a court or arbitrator relating to such suit. The parties shall keep one another informed of the status of their respective activities regarding any litigation or settlement concerning any suit under this Section 7.4.

         7.5 NEITHER PARTY MAKES ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, OTHER THAN THOSE EXPRESSLY SET FORTH IN 13 BELOW, WITH RESPECT TO THE JT PATENTS, CORIXA PRODUCTS, CORIXA PATENTS, OR CORIXA KNOW-HOW, INCLUDING ANY WARRANTY OF NONINFRINGEMENT, PATENTABILITY, MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE.

8.       DISCLOSURE; CONFIDENTIALITY; PUBLICITY; PUBLICATIONS.

         8.1 Disclosure of Inventions. During the term of this Agreement, Corixa will furnish or cause its licensee/partner to furnish to JT (i) all of the clinical data package(s) filed by Corixa (or its licensee/partner) with the FDA for a BLA related to the [*] Vaccine, (ii) all other clinical data package(s) filed by Corixa (or its licensee/partner) with the FDA related to planned or then ongoing clinical trials and all of the proposed protocols for new clinical studies, including subphases such as phase 2a or phase 2b, related to the [*] Vaccine and (iii) other relevant data, related to the [*] Vaccine, and JT will be free to use them for a filing (New Drug Application or bridging studies, as the case may be) in Japan. Corixa shall deliver each data package (including minutes of meetings prepared by the FDA and material written correspondence reflecting official FDA actions, related to the [*] Vaccine) to JT within ten
(10) business days after filing it with the FDA for a BLA or to initiate the next clinical phase. Corixa shall deliver a copy of the IND related to the [*] Vaccine filed with the FDA within thirty (30) days of the Effective Date. After the data package is delivered to JT, Corixa also agrees to provide JT with subsequent meetings minutes prepared by the FDA and material written correspondence reflecting official FDA actions. During the term of this Agreement, JT shall promptly disclose to Corixa and/or supply

-----------------------------------
* Confidential treatment requested.

to Corixa in a timely fashion with all relevant patent applications filed and/or controlled by JT and clinical data package(s) related to the JT Patents.

         8.2 Safety. During the term of this Agreement, each party shall promptly inform the other party of any information that it obtains or develops regarding the utility and safety of any Corixa Product or [*] Vaccine and shall promptly report to the other party any confirmed information of serious or unexpected reactions or side effects related to the utilization or medical administration of such Corixa Product or [*] Vaccine.

         8.3 Confidential Information. During the term of this Agreement and for [*] years thereafter, irrespective of any termination earlier than the expiration of the term of this Agreement, Corixa and JT shall not use or reveal or disclose to any Third Party any confidential information received from the other party or otherwise developed by either party in the performance of activities in furtherance of this Agreement without first obtaining the written consent of the disclosing party, except as may be otherwise provided herein, or as may be deemed appropriate by a party hereto in its reasonable judgment for purposes of investigating, developing, manufacturing, using or marketing any Corixa Product or [*] Vaccine or for securing essential or desirable authorizations, privileges or rights from governmental agencies, or is required to be disclosed to a governmental agency, or is necessary to file or prosecute patent applications concerning any Corixa Product or [*] Vaccine or to carry out any litigation concerning any Corixa Product or [*] Vaccine. This confidentiality obligation shall not apply to such information which is or becomes a matter of public knowledge, or is already in the possession of the receiving party, or is disclosed to the receiving party by a Third Party having the right to do so, or is subsequently and independently developed by employees of the receiving party or Affiliates thereof who had no knowledge of the confidential information disclosed. The parties shall take reasonable measures to assure that no unauthorized use or disclosure is made by others to whom access to such information is granted.

         8.4 Permitted Disclosures. Nothing herein shall be construed as preventing a party hereto from disclosing any information received from the other party hereto (the "Disclosing Party") or related to the JT Patents, the Licensed Patents or this Agreement to any Affiliate or actual or potential licensee or distributor of such party, provided such Affiliate or such Third Party is bound by similar confidentiality obligations and such Affiliate or such Third Party has undertaken in writing a similar obligation of confidentiality with respect to the confidential information, with the Disclosing Party stated as a third-party beneficiary thereof.

         8.5 Bankruptcy Procedures. All confidential information disclosed by one party to the other shall remain the intellectual property of the disclosing party. In the event that a court or other legal or administrative tribunal, directly or through an appointed master, trustee or receiver, assumes partial or complete control over the assets of a party to this Agreement based on the insolvency or bankruptcy of such party, the bankrupt or insolvent party shall promptly notify the court or other tribunal (i) that confidential information received from the other party under this Agreement remains the property of the other party and (ii) of the confidentiality obligations under this Agreement. In addition, the bankrupt or insolvent party shall, to the extent permitted by law, take all steps necessary or desirable to maintain the confidentiality of the other party's

-----------------------------------
* Confidential treatment requested.

confidential information and to insure that the court, other tribunal or appointee maintains such information in confidence in accordance with the terms of this Agreement.

         8.6 Press Release. The parties to this Agreement may disclose the nature and general terms of the Agreement in a press release following signature after due consultation with the other party. The wording of any press release must be agreed to by both parties in advance of its release; provided that such agreement is not unreasonably withheld by either party. Notwithstanding the foregoing, each party shall have the right to issue press releases immediately and without prior consent of the other that disclose any information required by the rules and regulations of the Securities and Exchange Commission or similar federal, state or foreign authorities, as determined in good faith by the disclosing party.

9.       GOVERNING LAW; ARBITRATION.

         This Agreement shall be governed by the laws of the State of New York, USA. Prior to engaging in any formal dispute resolution with respect to any dispute, controversy or claim arising out of or in relation to this Agreement or the breach, termination or invalidity thereof (each, a "Dispute"), the Chief Executive Officers of the respective parties or their designees shall attempt for a period of not less than sixty (60) days to resolve such Dispute. Any Dispute that cannot be settled amicably by agreement of the parties pursuant to the preceding sentence, shall be finally settled by binding arbitration in accordance with the arbitration rules of the American Arbitration Association ("AAA"), then in force, by one or more arbitrators appointed in accordance with said rules, provided that the appointed arbitrators shall have appropriate experience in the biopharmaceutical industry; provided, however, that arbitration proceedings may not be instituted until the party alleging breach of this Agreement by the other party has given the other party not less than sixty
(60) days notice (or in the case of non-payment fourteen (14) days notice) to remedy any alleged breach and the other party has failed to do so. The place of arbitration shall be New York City, New York, USA. The award rendered shall be final and binding upon both parties. The judgment rendered by the arbitrator(s) shall include costs of arbitration, reasonable attorneys' fees and reasonable costs for any expert and other witnesses. The arbitrators in such proceeding may expressly consider the amounts paid or payable pursuant to Sections 3 and 4 hereof in considering any claim of damages. Nothing in this Agreement shall be deemed as preventing either party from seeking injunctive relief (or any other provisional remedy) from any court having jurisdiction over the parties and the subject matter of the dispute as necessary to protect either party's name, proprietary information, trade secrets, know-how or any other proprietary rights. Judgment upon the award may be entered in any court having jurisdiction, or application may be made to such court for judicial acceptance of the award and/or an order of enforcement as the case may be.

10.      MISCELLANEOUS.

         10.1     Trademarks.

                  (a) Subject to the terms and conditions of this Agreement, Corixa hereby grants to JT a royalty-free, limited, nontransferable, non-exclusive license, during the term hereof, to use and reproduce the "Powered by Corixa" trademark in the course of distributing and promoting the [*] Vaccine solely within the JT Licensed Field in Japan, subject to Corixa's prior approval of the general manner of each use, in accordance with Corixa's review and inspection from time to time. JT will submit to Corixa a reasonably complete description of each manner of use of the "Powered by Corixa" trademark for Corixa's review and the parties shall agree on such manner of use and description, taking into consideration Corixa's use policy in effect at the time and to the extent commercially reasonable and subject to the laws of Japan, JT hereby agrees to use the "Powered by Corixa" trademark on every [*] Vaccine vial or end user container which it distributes in accordance with Corixa's then current trademark policy

                  (b) JT shall be responsible for the selection, registration and maintenance of all trademarks which are employed in connection with the sale of the [*] Vaccine in Japan and JT shall own and/or control any such trademarks, provided that prior to selection of such trademarks, JT shall provide Corixa an opportunity to review and comment on any such trademark and JT shall, in good faith and a commercially reasonable manner, take Corixa's comments into consideration in JT's selection of such trademarks. Except in connection with the sale of the [*] Vaccine by JT in Japan, Corixa shall be responsible for the selection, registration and maintenance of all trademarks which are employed in connection with any Corixa Product and Corixa shall own and/or control any such trademarks.

         10.2 Force Majeure. If the performance of any part of this Agreement by either party, or of any obligation under this Agreement, is prevented, restricted, interfered with or delayed by reason of any cause beyond the reasonable control of the party liable to perform, unless conclusive evidence to the contrary is provided, the party so affected shall, upon giving written notice to the other party, be excused from such performance to the extent of such prevention, restriction, interference or delay, provided that the affected party shall use its reasonable best efforts to avoid or remove such causes of nonperformance and shall continue performance with the utmost dispatch whenever such causes are removed. When such circumstances arise, the parties shall discuss what, if any, modification of the terms of this Agreement may be required in order to arrive at an equitable solution. For the avoidance of doubt, the parties acknowledge and agree that events of Force Majeure shall not be limited to acts of God, but may include, without limitation, reasonably uncontrollable regulatory reasons arising in connection with the clinical trials of the of the [*] Vaccine in Japan which are unique to the conduct of such trials in Japan, and other reasonably uncontrollable reasons for the commercialization of [*] Vaccine in Japan.

         10.3     Severability.

                  (a) In the event any portion of this Agreement shall be held illegal, void or ineffective, the remaining portions hereof shall remain in full force and effect.

                  (b) If any of the terms or provisions of this Agreement are in conflict with any applicable statute or rule of law, then such terms or provisions shall be deemed inoperative to the extent that they may conflict therewith and shall be deemed to be modified to conform with such statute or rule of law.

-----------------------------------
* Confidential treatment requested.

         10.4 Entire Agreement. This Agreement and all Exhibits hereto, entered into as of the date first written above, constitutes the entire agreement between the parties relating to the subject matter hereof and supersedes all previous writings and understandings except that the Confidential Information and Non Disclosure Agreement dated December 14, 1998, as amended January 7, 1999, shall remain in full force and effect. The parties acknowledge and agree that the Initial Agreement is amended and restated by this Agreement and is of no further force and effect, except as expressly provided in this Agreement. No terms or provisions of this Agreement shall be varied or modified by any prior or subsequent statement, conduct or act of either of the parties, except that the parties may mutually amend this Agreement by written instruments specifically referring to and executed in the same manner as this Agreement.

         10.5 No Implied Waiver. No right under this Agreement or breach hereof may be waived except in writing signed by the parties. Neither the failure of a party to require performance of any provision of this Agreement nor the delay in enforcing any right hereunder will be construed or act as a waiver of such party's rights to insist on performance of such provision or any other provision or enforce any such right at some other time.

         10.6 Construction of Agreement. Each party has cooperated in the drafting and preparation of this Agreement and no principles of construction will be applied against either party on the basis that such party drafted this Agreement.

         10.7 Independent Contractors. The parties are entering into this Agreement as independent contractors and this Agreement will not be construed to create a partnership, joint venture or employment relationship between them. Neither party has the right to represent itself to any Third Party as an employee or agent of the other or to enter into any agreement or commitment on the other's behalf or in the other's name.

11.      NOTICES.

         11.1 Any notice required or permitted under this Agreement shall be deemed given if delivered (i) personally, (ii) by facsimile transmission (receipt verified), (iii) by registered or certified mail (return receipt requested), postage prepaid, or (iv) sent by express courier service (receipt verified), to the following addresses of the parties (or such other address or addresses as a party may designate for itself by notice given pursuant hereto):

                  IF TO CORIXA:

                           Corixa Corporation
                           1124 Columbia Street, Suite 200
                           Seattle, WA 98104
                           Attention: Chief Operating Officer
                                      with a copy to General Counsel
                           Telephone: 1-206-754-5711
                           Facsimile: 1-206-754-5994

                  WITH A COPY TO:

                           Orrick, Herrington & Sutcliffe LLP

                           666 Fifth Avenue
                           New York, New York 10103
                           Attention: L. Mark Weeks
                           Telephone: 1-212-506-5205
                           Facsimile: 1-212-506-5151

                  IF TO JT:

                           Japan Tobacco Inc.
                           2-2-1, Toranomon
                           Minato-ku, Tokyo 105-8422 Japan
                           Attention: Vice President, Pharmaceutical Business
                                      Development
                           Telephone: 81-3-3582-3111
                           Facsimile: 81-3-5572-1449

                  WITH A COPY TO:

                           Holland & Knight LLP
                           195 Broadway
                           New York, New York 10007
                           Attention: Neal N. Beaton
                           Telephone: 1-212-513-3470
                           Facsimile: 1-212-385-9010

         11.2 Any notice required or permitted to be given pursuant to this Agreement shall be effective upon receipt by Corixa or JT, as the case may be.

12.      ASSIGNMENT.

         Neither this Agreement nor any interest hereunder shall be assignable by either party without the written consent of the other; provided, however, that either party may assign this Agreement and all patents related to this Agreement to any of such party's Affiliates or to any corporation or other entity with which such party may merge or consolidate, and/or to any corporation or other entity to which such party may transfer all or substantially all of such party's assets related to this Agreement, without obtaining the consent of other party. Transfer in contravention of this Section 12 shall be considered a material breach of this Agreement pursuant to Section 14.3 below. Subject to other provisions of this Section 12, all rights and obligations under this Agreement and the licenses herein granted shall be binding upon and inure to the benefit of the successors in interest of the respective parties. Any assignment in violation of the foregoing shall be null and void.

13.      WARRANTIES, REPRESENTATIONS AND COVENANTS.

The following warranties are made as of the Effective Date:

         13.1 Each party warrants that it has the right to enter into this Agreement, and that this Agreement is a legal and valid obligation binding upon such party and enforceable in accordance with its terms.

         13.2 Nothing in this Agreement shall be construed as a warranty that patents covered by this Agreement are valid or enforceable or that their exercise will not infringe any patent rights of third parties.

         13.3 JT warrants that Exhibit C sets forth a complete list of all JT Patents and patent applications that are owned or controlled by JT as of the Effective Date that are necessary or useful for the rights and licenses granted to Corixa hereunder.

         13.4 Corixa warrants that Exhibit A lists all antigens generated by Corixa or on behalf of Corixa during the activities under the Initial Agreement, that Exhibit B-1 lists all patents and patent applications (except for JT Patents or JT patent applications) arising from Corixa's activities or activities performed on behalf of Corixa under the Initial Agreement on file in Japan and that Exhibit B-2 sets forth a complete list of all patents that are owned or controlled by Corixa in Japan as of the Effective Date that claim the composition of matter of or any method of using the [*] Vaccine license granted to JT hereunder. Corixa further warrants that as of the Effective Date, it does not own or control process patents which, to the best of its knowledge, might be useful in connection with the manufacture of the [*] Antigen.

         13.5 The parties warrant to one another that neither of them has any present knowledge of the existence of any pre-clinical or clinical data or information covering any Corixa Product or [*] Vaccine which suggests that there may exist toxicity, safety and/or efficacy concerns which may materially impair the utility and/or safety of such Corixa Product or [*] Vaccine.

         13.6 Each party (the "Insured Party") shall maintain in full force and effect liability insurance coverage with terms comparable to that maintained by other similarly situated biomedical companies engaged in clinical evaluations or at such time as a Licensed Product is being commercially distributed or sold. Insured Party shall maintain such comprehensive general liability insurance during the period that the Licensed Product is being commercially distributed or sold by Insured Party or by an Affiliate, sublicensee or agent of Insured Party, and for an additional period of ten (10) years thereafter. The amounts of insurance coverage required under this Section 13.6 shall not be construed to create a limit of Insured Party's liability with respect to its indemnification obligation under Section 16 or under any other provision of this Agreement.

         13.7 To Corixa's knowledge, as of the date hereof, the commercialization of the [*] Vaccine in Japan in the JT Licensed Field, solely to the extent that such [*] Vaccine is covered by the Licensed Patents, would not, if sold on the date hereof, infringe any patent rights of Third Parties of which Corixa is aware as of the date hereof.

         13.8 LIMITED LIABILITY. NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT OR OTHERWISE, NEITHER CORIXA NOR JT WILL BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR (i) ANY INCIDENTAL OR CONSEQUENTIAL DAMAGES OR LOST

-----------------------------------
* Confidential treatment requested.

PROFITS OR (ii) COST OF PROCUREMENT OF SUBSTITUTE GOODS, TECHNOLOGY OR SERVICES.

14.      TERM AND TERMINATION.

         14.1 This Agreement may not be terminated by either party except in accordance with this Section 14.

         14.2 The term of this Agreement shall commence on the Effective Date and, unless otherwise terminated, shall expire when neither party hereto has any obligation to pay the other party a royalty hereunder. Upon the expiration of this Agreement pursuant to this Section 14.2, JT shall retain a nonexclusive, fully-paid up license to Corixa Know-How developed prior to the Effective Date and a nonexclusive, fully-paid up license to Corixa Know-How developed solely and owned or controlled by Corixa during the term hereof.

         14.3 If either party materially breaches any material provision of this Agreement and if such breach is not cured within sixty (60) days (or in the case of non-payment, fourteen (14) days) after receiving written notice from the other party with respect to such breach, the non-breaching party shall have the right to terminate this Agreement by giving written notice to the party in breach, provided that such notice of termination is given within two (2) months of the breach and prior to cure thereof. In the event that JT terminates this Agreement pursuant to this Section 14.3 for Corixa's uncured material breach, then at JT's option the rights and licenses granted to JT in Section 2 hereof shall continue in full force and effect provided that all payment and reporting obligations of JT under this Agreement also continue in full force and effect; provided, however, notwithstanding anything to the contrary in this Agreement, in such event JT may offset any amounts payable to Corixa under this Agreement by the amount of damages incurred by JT that are determined to be attributable to Corixa's material breach, provided that such determination is made between the parties, by arbitrator(s) or a court, as applicable, in accordance with
Section 9 and is final and non-appealable. In the event that Corixa terminates this Agreement pursuant to this Section 14.3 for JT's uncured material breach, then at Corixa's option the rights and licenses granted to Corixa in Section 2 hereof shall continue in full force and effect provided that all payment and reporting obligations of Corixa under this Agreement also continue in full force and effect; provided, however, notwithstanding anything to the contrary in this Agreement, in such event Corixa may offset any amounts payable to JT under this Agreement by the amount of damages incurred by Corixa that are determined to be attributable to JT's material breach, provided that such determination is made between the parties, by arbitrator(s) or a court, as applicable, in accordance with Section 9 and is final and non-appealable. Subject to the terms and conditions of this Agreement, JT hereby grants to Corixa a non-exclusive, perpetual license, with the right to grant sublicenses, under the JT Patents, solely to research, make, have made, use, have used, sell, offer for sale, have sold, keep and import Corixa Products in the Corixa Licensed Field in Japan in the event that Corixa terminates this Agreement pursuant to this Section 14.3 for JT's uncured material breach.

         14.4 Either party may terminate this Agreement if, at any time, the other party shall file in any court or agency pursuant to any statute or regulation of the United States or of any individual state or foreign country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of the party or of its assets, or if the other party proposes a written agreement of composition or extension of its debts, or if the other party shall be served with an involuntary petition against it, filed in any insolvency proceeding, and such petition shall not be dismissed within sixty (60) days after the filing thereof, or if the other party shall propose or be a party to any dissolution or liquidation, or if the other party shall make an assignment for the benefit of creditors.

         14.5 Notwithstanding the bankruptcy of a party hereto, or the impairment of performance by such party of its obligations under this Agreement as a result of bankruptcy or insolvency, the non-bankrupt party shall be entitled to retain the rights and licenses granted herein, without any further obligations to the bankrupt party, subject to either party's right to terminate this Agreement for reasons other than bankruptcy or insolvency as expressly provided in this Agreement.

         14.6 (a) Corixa may terminate this Agreement upon sixty (60) days written notice to JT in case of a breach of Section 5.3 by JT, unless JT cures such breach prior to the expiry of said sixty (60) day period.

                  (b) JT may at any time, upon thirty (30) days prior written notice to Corixa, terminate the license granted to JT under Section 2.2., in which case the remainder of this Agreement shall remain in full force and effect, other than Sections 5.3, 7.1 (with respect to JT's rights and obligations after the date JT terminates the license herein, but not including amounts owed by JT to Corixa prior to such date), 8.2 and 13.6 (with respect to JT's obligation). Subject to the terms and conditions of this Agreement, JT hereby grants to Corixa a non-exclusive, perpetual license, with the right to grant sublicenses, under the JT Patents, solely to research, make, have made, use, have used, sell, offer for sale, have sold, keep and import Corixa Products in the Corixa Licensed Field in Japan in the event that JT terminates its license hereunder pursuant to this Section 14.6(b).

15.      RIGHTS AND DUTIES UPON TERMINATION.

         15.1 Upon termination of this Agreement, each party shall have the right to retain any sums already paid to it hereunder, and each party shall pay all sums accrued hereunder which are then due, which, in each case, shall include all payments under Sections 3 and 4 except to the extent such payments may be considered and reviewed by the arbitrator(s) pursuant to Section 9 hereof.

         15.2 Expiration or early termination of this Agreement shall not relieve either party of its obligations incurred prior to such expiration or early termination. In addition, Sections 1, 2.1, 2.6, 4, 5.1, 5.2, 7.3,7.4, 7.6, 7.7, 8.3, 8.4, 8.5, 9, 10, 11, 13.6(a) (for so long as JT continues the sale of [*] Vaccine and thereafter for so long as JT maintains insurance for itself covering such sales), 13.6(b) (for so long as Corixa continues the sale of Corixa Products and thereafter for so long as Corixa maintains insurance for itself covering such sales), 14.3, 14.5, 15, and 16 shall survive any expiration or early termination of this Agreement. Sections 3.4 and 3.5 shall each survive with respect to Net Proceeds payments which accrued prior to termination or expiration

-----------------------------------
* Confidential treatment requested.

hereof. In addition, in the event this Agreement is terminated pursuant to
Section 14.3, Sections 2 and 5.1(a) and all reporting obligations of JT under this Agreement shall survive as provided in Section 14.3. Further, Section 7.1 shall survive any expiration or termination of this Agreement solely with respect to the payment and reimbursement of any patent-related costs and expenses that were incurred prior to such termination or expiration.

16.      INDEMNIFICATION.

         16.1 Subject to Section 16.2 hereof, from and after the Effective Date, except as otherwise herein specifically provided, each of the parties hereto shall defend, indemnify and hold harmless the other party and its Affiliates, successors and assigns, and their respective officers, directors, shareholders, partners and employees ("Indemnified Party"), from and against all losses, damage, liability and expense, including legal fees, but excluding punitive or consequential damages (including lost profits) ("Damages"), incurred thereby or caused thereto arising out of or relating to (i) any breach or violation of, or failure to properly perform, any covenant or agreement made by such Indemnifying Party (as defined in Section 16.2) in this Agreement, unless waived in writing by the Indemnified Party (as defined in Section 16.2); (ii) any breach of any of the representations or warranties made by such Indemnifying Party in this Agreement; or (iii) the gross negligence or willful misconduct of the Indemnifying Party; provided, however, that this subsection (iii) shall not apply to the extent such Damages are attributable to the gross negligence or willful misconduct of the Indemnified Party.

         16.2 If Indemnified Party receives any written claim which it believes is the subject of indemnity hereunder by either Corixa or JT, as the case may be (in each case an "Indemnifying Party"), the Indemnified Party shall, as soon as reasonably practicable after forming such belief, give notice thereof to the Indemnifying Party, including full particulars of such claim to the extent known to the Indemnified Party; provided, however, that the failure to give timely notice to the Indemnifying Party as contemplated hereby shall not release the Indemnifying Party from any liability to the Indemnified Party. The Indemnifying Party shall have the right, by prompt notice to the Indemnified Party, to assume the defense of such claim with counsel reasonably satisfactory to the Indemnified Party, and at the cost of the Indemnifying Party. If the Indemnifying Party does not so assume the defense of such claim, the Indemnified Party may assume such defense with counsel of its choice at the sole expense of the Indemnifying Party. If the Indemnifying Party so assumes such defense, the Indemnified Party may participate therein through counsel of its choice, but the cost of such counsel shall be borne solely by the Indemnified Party.

         16.3 The party not assuming the defense of any such claim shall render all reasonable assistance to the party assuming such defense, and all out-of-pocket costs of such assistance shall be borne solely by the Indemnifying Party.

         16.4 No such claim shall be settled other than by the party defending the same, and then only with the consent of the other party, which shall not be unreasonably withheld; provided, however, that the Indemnified Party shall have no obligation to consent to any settlement of any such claim which imposes on the Indemnified Party any liability or obligation which cannot be assumed and performed in full by the Indemnifying Party.

                            [Signature page follows]

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its duly authorized officer as of the date first written above.

CORIXA CORPORATION                           JAPAN TOBACCO INC.

By: /s/ Steven Gillis                        By: /s/ Takashi Kato
    _____________________________________        ______________________________
    Steven Gillis                                Takashi Kato
    Chairman and Chief Executive Officer         Member of the Board, Executive
                                                 Vice President and President,
                                                 Pharmaceutical Division

                      EXHIBIT A TO COLLABORATION AGREEMENT

                                    ANTIGENS

ANTIGEN      STATUS
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]

-----------------------------------
* Confidential treatment requested.

  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]

-----------------------------------
* Confidential treatment requested.

  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]

-----------------------------------
* Confidential treatment requested.

  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]
  [*]          [*]

-----------------------------------
* Confidential treatment requested.

                     EXHIBIT B-1 TO COLLABORATION AGREEMENT

                                 CORIXA PATENTS

------------------------------------------------------------------------------------------------
                                                       PATENT NO./ISSUE
CASE NUMBER           COUNTRY    APP. NO./FILINGDATE         DATE                STATUS
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                    Abandoned
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                    Abandoned
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                    Abandoned
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                    Abandoned
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                    Abandoned
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  WO              [*]                                    Converted
------------------------------------------------------------------------------------------------
    [*]                  AR              [*]                                    Abandoned
------------------------------------------------------------------------------------------------
    [*]                  AU              [*]                                    Abandoned
------------------------------------------------------------------------------------------------
    [*]                  BR              [*]                                    Abandoned
------------------------------------------------------------------------------------------------
    [*]                  CA              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  CN              [*]                                    Published
------------------------------------------------------------------------------------------------
    [*]                  CO              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  EP              [*]                                    Published
------------------------------------------------------------------------------------------------
    [*]                  ID              [*]                                    Abandoned
------------------------------------------------------------------------------------------------
    [*]                  IL              [*]                                    Pending
------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

------------------------------------------------------------------------------------------------
                                                       PATENT NO./ISSUE
CASE NUMBER           COUNTRY    APP. NO./FILINGDATE         DATE                STATUS
------------------------------------------------------------------------------------------------
    [*]                  JP              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  KR              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  MX              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  NO              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  PH              [*]                                    Published
------------------------------------------------------------------------------------------------
    [*]                  PK              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  SA              [*]                                    Abandoned
------------------------------------------------------------------------------------------------
    [*]                  TW              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  VE              [*]                                    Abandoned
------------------------------------------------------------------------------------------------
    [*]                  ZA              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                    Abandoned
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                    Abandoned
------------------------------------------------------------------------------------------------
    [*]                  US              [*]           [*]                      ISSUED
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                    Allowed
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  US              [*]           [*]                      Issued
------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

------------------------------------------------------------------------------------------------
                                                       PATENT NO./ISSUE
CASE NUMBER           COUNTRY    APP. NO./FILINGDATE         DATE                 STATUS
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Allowed
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  US              [*]           [*]                       ISSUED
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Published
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Published
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Published
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  WO              [*]                                     Converted
------------------------------------------------------------------------------------------------
    [*]                  AR              [*]                                     Abandoned
------------------------------------------------------------------------------------------------
    [*]                  AU              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  BR              [*]                                     Abandoned
------------------------------------------------------------------------------------------------
    [*]                  CA              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  CN              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  CO              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  EP              [*]                                     Published
------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

------------------------------------------------------------------------------------------------
                                                       PATENT NO./ISSUE
CASE NUMBER           COUNTRY    APP. NO./FILINGDATE         DATE                STATUS
------------------------------------------------------------------------------------------------
    [*]                  ID              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  IL              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  JP              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  KR              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  MX              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  NO              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  NZ              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  PH              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  PK              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  RU              [*]                                    Abandoned
------------------------------------------------------------------------------------------------
    [*]                  SA              [*]                                    Abandoned
------------------------------------------------------------------------------------------------
    [*]                  SG              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  TW              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  VE              [*]                                    Abandoned
------------------------------------------------------------------------------------------------
    [*]                  VN              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  ZA              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  AU              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  WO              [*]                                    Converted
------------------------------------------------------------------------------------------------
    [*]                  AU              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  BR              [*]                                    Pending
------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

------------------------------------------------------------------------------------------------
                                                       PATENT NO./ISSUE
CASE NUMBER           COUNTRY    APP. NO./FILINGDATE         DATE                STATUS
------------------------------------------------------------------------------------------------
    [*]                  CA              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  CN              [*]                                    Published
------------------------------------------------------------------------------------------------
    [*]                  CZ              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  EA              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  EP              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  HU              [*]                                    Published
------------------------------------------------------------------------------------------------
    [*]                  IL              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  IN              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  JP              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  KR              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  MX              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  NZ              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  PL              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  YU              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  WO              [*]                                    Converted
------------------------------------------------------------------------------------------------
    [*]                  EP              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  JP              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  AR              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  MY              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  PH              [*]                                    Pending
------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

------------------------------------------------------------------------------------------------
                                                       PATENT NO./ISSUE
CASE NUMBER           COUNTRY    APP. NO./FILINGDATE         DATE                STATUS
------------------------------------------------------------------------------------------------
    [*]                  PK              [*]                                    Abandoned
------------------------------------------------------------------------------------------------
    [*]                  TH              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  TW              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  WO              [*]                                    Published
------------------------------------------------------------------------------------------------
    [*]                  US              [*]           [*]                      ISSUED
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                    Abandoned
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                    Abandoned
------------------------------------------------------------------------------------------------
    [*]                  US              [*]           [*]                      ISSUED
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                    Abandoned
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                    Abandoned
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                    Abandoned
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                    Abandoned
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                    Abandoned
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                    Published
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                    Published
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                    Pending
------------------------------------------------------------------------------------------------
    [*]                  WO              [*]                                    Converted
------------------------------------------------------------------------------------------------
    [*]                  AR              [*]                                    Pending
------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

------------------------------------------------------------------------------------------------
                                                       PATENT NO./ISSUE
CASE NUMBER           COUNTRY    APP. NO./FILINGDATE         DATE                 STATUS
------------------------------------------------------------------------------------------------
    [*]                  CO              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  EP              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  JP              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  MY              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  PH              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  TH              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  TW              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  WO              [*]                                     Converted
------------------------------------------------------------------------------------------------
    [*]                  CA              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  CN              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  CZ              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  EP              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  HU              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  JP              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  PL              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  RU              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  WO              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Abandoned
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Abandoned
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Pending
------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

------------------------------------------------------------------------------------------------
                                                       PATENT NO./ISSUE
CASE NUMBER           COUNTRY    APP. NO./FILINGDATE         DATE                 STATUS
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Allowed
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Abandoned
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Abandoned
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Allowed
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Allowed
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Allowed
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Allowed
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Published
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  WO              [*]                                     Converted
------------------------------------------------------------------------------------------------
    [*]                  AU              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  BR              [*]                                     Pending
------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

------------------------------------------------------------------------------------------------
                                                       PATENT NO./ISSUE
CASE NUMBER           COUNTRY    APP. NO./FILINGDATE         DATE                 STATUS
------------------------------------------------------------------------------------------------
    [*]                  CA              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  CN              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  CZ              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  EP              [*]                                     Published
------------------------------------------------------------------------------------------------
    [*]                  HU              [*]                                     Published
------------------------------------------------------------------------------------------------
    [*]                  ID              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  IN              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  JP              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  KR              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  MN              [*]                                     Abandoned
------------------------------------------------------------------------------------------------
    [*]                  MX              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  NO              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  NZ              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  PL              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  RU              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  SG              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  TR              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  VN              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  YU              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  AR              [*]                                     Pending
------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

------------------------------------------------------------------------------------------------
                                                       PATENT NO./ISSUE
CASE NUMBER           COUNTRY    APP. NO./FILINGDATE         DATE                 STATUS
------------------------------------------------------------------------------------------------
    [*]                  CO              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  MY              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  PH              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  TH              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  TW              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  HK              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  WO              [*]                                     Converted
------------------------------------------------------------------------------------------------
    [*]                  CA              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  EP              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  JP              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  AR              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  MY              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  PH              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  PK              [*]                                     Abandoned
------------------------------------------------------------------------------------------------
    [*]                  TH              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  TW              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  WO              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  AR              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Converted
------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

------------------------------------------------------------------------------------------------
                                                       PATENT NO./ISSUE
CASE NUMBER           COUNTRY    APP. NO./FILINGDATE         DATE                 STATUS
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Converted
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Published
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Pending
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
    [*]                  WO              [*]                                     Converted
------------------------------------------------------------------------------------------------
    [*]                  CA              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  EP              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Converted
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Converted
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Converted
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Converted
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Converted
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Converted
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Converted
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Published
------------------------------------------------------------------------------------------------
    [*]                  WO              [*]                                     Abandoned
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Converted
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Converted
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Converted
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Converted
------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

------------------------------------------------------------------------------------------------
                                                       PATENT NO./ISSUE
CASE NUMBER           COUNTRY    APP. NO./FILINGDATE         DATE                 STATUS
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Published
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Pending
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
    [*]                  WO              [*]                                     Converted
------------------------------------------------------------------------------------------------
    [*]                  CA              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  EP              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  JP              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  AR              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  MY              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  PH              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  PK              [*]                                     Abandoned
------------------------------------------------------------------------------------------------
    [*]                  TH              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  TW              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Converted
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Converted
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Converted
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Published
------------------------------------------------------------------------------------------------
    [*]                  WO              [*]                                     Published
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Converted
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Converted
------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

------------------------------------------------------------------------------------------------
                                                       PATENT NO./ISSUE
CASE NUMBER           COUNTRY    APP. NO./FILINGDATE         DATE                 STATUS
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Converted
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Abandoned
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Pending
------------------------------------------------------------------------------------------------
    [*]                  US              [*]                                     Abandoned
------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

                     EXHIBIT B-2 TO COLLABORATION AGREEMENT

                                LICENSED PATENTS

         The following is a complete list of Licensed Patents. All Licensed Patents are also "Corixa Patents", as that term is used in the Agreement to which this Exhibit is attached.

------------------------------------------------------------------------------------------------
Country             Docket Number           Serial Number/      Patent No./        Status
                                             Filing Date        Issue Date
------------------------------------------------------------------------------------------------
  JP                     [*]                     [*]                              Pending
------------------------------------------------------------------------------------------------
  JP                     [*]                     [*]                              Pending
------------------------------------------------------------------------------------------------
  JP                     [*]                     [*]                              Pending
------------------------------------------------------------------------------------------------
  WO                     [*]                     [*]                              Published
------------------------------------------------------------------------------------------------

-----------------------------------
* Confidential treatment requested.

                      EXHIBIT C TO COLLABORATION AGREEMENT

                                   JT PATENTS

None as of the Effective Date.

                      EXHIBIT D TO COLLABORATION AGREEMENT

                                   [*] ANTIGEN

[*]

AND

   [*]

-----------------------------------
* Confidential treatment requested.

                                    EXHIBIT E

                  NON-EXCLUSIVE THIRD PARTY LICENSE AGREEMENTS

1) Non-Exclusive License Agreement between Corixa Corporation and [*] dated [*]

2)       License Agreement between Corixa Corporation and [*] dated [*]

3) License Agreement between Corixa Corporation and [*] dated [*] and amended on [*].

4)       Research Agreement between Corixa Corporation and [*] dated [*]

5)       License Agreement between Corixa Corporation and [*] dated [*]

-----------------------------------
* Confidential treatment requested.